Chase Vista Balanced Fund
                             Chase Vista Bond Fund
                        Chase Vista Capital Growth Fund
                         Chase Vista Equity Income Fund
                       Chase Vista Growth and Income Fund
                     Chase Vista International Equity Fund
                       Chase Vista Large Cap Equity Fund
                     Chase Vista Small Cap Opportunity Fund
                     Chase Vista U.S. Treasury Income Fund

                         Supplement dated June 12, 1998
                  To the Prospectuses dated February 27, 1998

The following replaces the first paragraph in the section "HOW TO BUY, SELL AND EXCHANGE SHARES" in each Fund's Prospectus:

HOW TO BUY SHARES

You can open a Fund account with as little as (i) $2,500 for regular accounts,
(ii) $1,000 for participating traditional and Roth IRAs, SEP-IRAs and the Systematic Investment Plan, (iii) $500 for participating Education IRAs or (iv) $25 for Simple IRAs. Additional investments can be made at any time with as little as $100 (or for $25 for participating Simple IRAs). The minimum initial investment may be waived in the Fund's discretion. You can buy Fund shares three ways--through an investment representative, through the Fund's distributor by completing an application and mailing it and your check in the amount you wish to invest to the Chase Vista Funds Service Center, or through the Systematic Investment Plan.


The following supersedes the second sentence in the second paragraph in the "SHAREHOLDER SERVING AGENTS" section of "OTHER INFORMATION CONCERNING THE FUNDS" in each Fund's Prospectus:

"Each shareholder servicing agent may establish its own terms and conditions, including the minimum initial investment and the limitations on the amounts of subsequent transactions, with respect to such services."



                                                                      MFG-36-698